UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003

UTi Worldwide Inc.

(Exact Name of registrant as specified in its charter)

British Virgin Islands	000-31869	Inapplicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands (Telephone: (284) 494-4567)	c/o UTi, United States, Inc. 19443 Laurel Park Road, Suite 111 Rancho Dominguez, CA 90220 USA (Telephone: (310) 604-3311)

(Addresses and telephone numbers of Registrant’s principal executive offices)

Inapplicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits

(1)	Exhibits

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

Item 9. Regulation FD Disclosure

The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Conditions” in accordance with the Security and Exchange Commission’s interim filing guidance provided in SEC Release No. 33-8216.

UTi Worldwide Inc., a British Virgin Islands corporation (“UTi” or the “Company”), issued a news release dated June 10, 2003 (the “Earnings News Release”) announcing its results for the three-month period ended April 30, 2003. The Earnings News Release is attached as Exhibit 99.1 to this Report on Form 8-K.

On June 10, 2003, UTi held an investor conference call to review the Company’s financial results for the first quarter ended April 30, 2003. The transcript of this call (the “Transcript”) is attached as Exhibit 99.2 to this Report on Form 8-K.

Safe Harbor Statement

Certain statements in the Earnings News Release and in the Transcript may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Many important factors may cause the Company’s actual results to differ materially from those discussed in any such forward-looking statements, including increased competition; integration risks associated with acquisitions; the effects of changes in foreign exchange rates; changes in the Company’s effective tax rates; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including inventory build-up, economic slowdowns and consumer confidence; work stoppages or slowdowns or other material interruptions in transportation services; risks of international operations; the success and effects of new strategies; disruptions caused by conflicts, wars and terrorism; and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. The historical results achieved by the Company are not necessarily indicative of its future prospects. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, UTi Worldwide Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTi WORLDWIDE INC.

Date: June 13, 2003	By:	/s/ Lawrence R. Samuels

Lawrence R. Samuels Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	News Release dated June 10, 2003 of UTi Worldwide Inc.
99.2	Transcript of June 10, 2003 Investor Conference Call of UTi Worldwide Inc.